UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Victory Portfolios
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RS Investment Trust

RS Focused Growth Opportunity Fund	RS International Fund
RS Focused Opportunity Fund	RS China Fund
RS Growth Fund	RS Emerging Markets Fund
RS Mid Cap Growth Fund	RS Emerging Markets Small Cap Fund
RS Select Growth Fund	RS Global Natural Resources Fund
RS Small Cap Equity Fund	RS Investment Quality Bond Fund
RS Small Cap Growth Fund	RS Low Duration Bond Fund
RS Technology Fund	RS High Yield Fund
RS Investors Fund	RS Tax-Exempt Fund
RS Large Cap Alpha Fund	RS High Income Municipal Bond Fund
RS Partners Fund	RS Floating Rate Fund
RS Value Fund	RS Strategic Income Fund
RS Global Fund

Special Meeting of Shareholders

May 19, 2016

Urgent Request

PLEASE SUBMIT YOUR VOTE TODAY!

Dear Shareholder:

We recently sent proxy materials regarding the Special Meeting of Shareholders scheduled for May 19, 2016 at 9:00 a.m. Pacific time. To date, our records indicate that we have not yet received your vote. If you have already voted, please disregard this notice and thank you.

For the reasons set forth in the proxy materials, the Board of Trustees recommends that you vote “FOR” the proposals. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the meeting and avoid the cost of additional solicitation.

If you have any questions regarding the proposals, or need duplicate proxy materials, please contact Computershare Fund Services at 1-866-209-8568. Representatives are available Monday through Friday from 9:00 a.m. to 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. A copy of the proxy statement is also available on Computershare’s website at www.proxy-direct.com/rsi-27560.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet.
Log on to the website noted on your proxy card(s) or voting instruction form, enter the control number printed on the voting card(s), and follow the simple online instructions.

2. By Touch-Tone Phone.
Call the toll-free number found on your voting card(s) or voting instruction form, and follow the simple instructions.

3. By Speaking to a Proxy Specialist.
Call 1-866-209-8568 to speak to a live proxy specialist. We can answer your questions and record your vote.

4. By Mail.
Simply return your signed and dated voting card(s) or voting instruction form in the envelope provided.

5. Attend the Special Meeting of Shareholders on
May 19, 2016.

Please try to utilize one of the options above to vote your shares, so your vote can be received in time for the meeting.

YOUR VOTE IS VERY IMPORTANT.  PLEASE VOTE YOUR SHARES TODAY!